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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 1999

                              LSI LOGIC CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                              0-11674                               94-2712976
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(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

On February 21, 1999, the Registrant entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with Stealth Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Registrant, and SEEQ Technology Incorporated, a Delaware corporation ("SEEQ") pursuant to which Registrant will acquire SEEQ. The Merger Agreement was amended on March 5, 1999 to make certain technical corrections to reflect the intent of the parties thereto. Pursuant to the Merger Agreement, each outstanding share of Common Stock, par value $0.01 per share, of SEEQ would be converted into the right to receive that number of shares of Common Stock of Registrant equal to the Exchange Ratio as defined in the Merger Agreement, which is incorporated herein by reference.

Registrant filed a Registration Statement on Form S-4 on May 28, 1999, which was declared effective at 5:00 p.m. E.T. on May 28, 1999.

On June 22, 1999 the stockholders of SEEQ approved the Merger. The closing was completed on the June 22, 1999, at which time the Exchange Ratio was calculated to be 0.0759. On that date the Registrant acquired all the outstanding capital stock of SEEQ. Based on the number of shares of outstanding common stock of SEEQ as of June 22, 1999 and the number of shares reserved for various SEEQ stock plans, a maximum of 2,833,736 shares of LSI Logic Common Stock will be issued in exchange for all outstanding shares of SEEQ Common Stock.

The information that is set forth in the Registrant's Press Release dated June 22, 1999 is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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
     99.1      Agreement and Plan of Reorganization and Merger dated February 21,
               1999, and amended March 5, 1999, among Registrant, Stealth Acquisition
               Corporation and SEEQ Technology Incorporated (incorporated by reference to Exhibit 99.1 to the Report on Form 8-K/A filed by the
               Registrant on March 5, 1999).

     99.2 Text of Press Release, dated as of February 22, 1999. (incorporated by reference to Exhibit 99.2 to the Report on Form 8-K filed by the Registrant on February 23, 1999)

     99.3      Text of Press Release, dated as of June 22, 1999.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LSI LOGIC CORPORATION
                                            A Delaware Corporation


Dated: July 7, 1999                         By: /s/ R. Douglas Norby
                                               ---------------------------------
                                               R. Douglas Norby
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit Number      Description
--------------      ----------------------------------------------------------------------
     99.1           Agreement and Plan of Reorganization and Merger dated February 21,
                    1999, and amended March 5, 1999, among Registrant, Stealth Acquisition
                    Corporation and SEEQ Technology Incorporated (incorporated by reference to Exhibit 99.1 to the Report on Form 8-K/A filed by the
                    Registrant on March 5, 1999).

     99.2           Text of Press Release, dated as of February 22, 1999. (incorporated by reference to Exhibit 99.2 to the Report on Form 8-K filed by the
                    Registrant on February 23, 1999)

     99.3           Text of Press Release, dated as of June 22, 1999.
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